UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2023

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 5, 2023, SINTX Technologies, Inc. held its 2023 annual meeting of stockholders at which the following matters were voted on:

Proposal No. 1: A proposal to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2026 or until their respective successors are elected and qualified. This proposal was approved.

Nominee	Votes For	Votes Withheld	Broker Non-vote	Abstain
B. Sonny Bal, MD	178,101	106,480	1,177,507
Jeffrey S. White	119,145	165,436	1,177,507

Proposal No. 2: A proposal to ratify the Audit Committee’s appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023. This proposal was ratified.

For	Against	Abstain	Broker Non-vote
1,329,432	95,090	37,566	-

Proposal No. 3: A proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation.” This proposal was not adopted.

For	Against	Abstain	Broker Non-vote
118,721	147,756	18,104	1,177,507

Proposal No. 4: To approve an amendment to our 2020 Equity Incentive Plan to increase the authorized number of shares of common stock of the Company issuable under all awards granted under the plan from 19,029 to 1,319,029. This proposal was not approved.

For	Against	Abstain	Broker Non-vote
74,603	206,819	3,159	1,177,507

Proposal No. 5: A proposal to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals. This proposal was approved.

For	Against	Abstain	Broker Non-vote
955,038	499,272	7,778	-

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX TECHNOLOGIES, INC.

Date: December 8, 2023	/s/ B. Sonny Bal
B. Sonny Bal
President and Chief Executive Officer